Income Taxes	12 Months Ended
Sep. 26, 2014
Income Tax Disclosure [Abstract]
Income Taxes

7.	Income Taxes
The U.S. and non-U.S. components of income from continuing operations before income taxes were as follows:

	2014	2013	2012
U.S.	$(334.7)	$70.0	$174.6
Non-U.S.	(28.7)	56.4	61.5
Total	$(363.4)	$126.4	$236.1

Significant components of income taxes related to continuing operations are as follows:

	2014	2013	2012
Current:
U.S.:
Federal	$49.8	$45.7	$61.1
State	1.5	9.2	7.2
Non-U.S.	11.4	22.7	17.5
Current income tax provision	62.7	77.6	85.8
Deferred:
U.S.:
Federal	(68.3)	(11.7)	5.3
State	(17.0)	(1.2)	2.4
Non-U.S.	(22.2)	3.9	1.3
Deferred income tax (benefit) provision	(107.5)	(9.0)	9.0
	$(44.8)	$68.6	$94.8

The fiscal 2014 U.S. federal and state current income tax provisions reflect a utilization of $221.3 million of net operating losses and $8.6 million of U.S. Research credits. The net operating loss utilization is comprised of $187.8 million of net operating losses acquired in conjunction with the acquisition of Cadence and the remainder utilization relating to net operating losses carried forward from fiscal 2013.
The reconciliation between U.S. federal income taxes at the statutory rate and the Company's provision for income taxes on continuing operations is as follows:

	2014	2013	2012
Notional U.S. federal income taxes at the statutory rate	$(127.2)	$44.3	$82.6
Adjustments to reconcile to income tax provision:
U.S. state income tax provision, net (1)	(7.9)	4.8	7.1
Rate difference between non-U.S. and U.S. jurisdictions (2) (3)	(5.8)	(2.2)	(3.5)
Domestic manufacturing deduction	(4.8)	(2.5)	(3.0)
Valuation allowances, nonrecurring	(2.4)	3.4	—
Adjustments to accrued income tax liabilities and uncertain tax positions (3)	(0.5)	8.6	1.2
Interest and penalties on accrued income tax liabilities and uncertain tax positions (3)	(8.0)	4.7	1.1
Investment in partnership	20.0	—	—
Credits, principally research (4)	(0.7)	(6.2)	(0.8)
Impairments, nondeductible	76.9	—	—
Permanently nondeductible and nontaxable items (5)	15.0	12.0	8.1
Other	0.6	1.7	2.0
Provision for income taxes	$(44.8)	$68.6	$94.8

(1)	Fiscal 2014 includes approximately $4.4 million of tax benefit associated with the favorable impact of the Questcor acquisition on the Company's measurement of its net deferred tax liabilities.

(2)	Excludes non-deductible charges and other items which are broken out separately in the statutory rate reconciliation presented. Also includes the impact of certain valuation allowances.

(3)	Fiscal years 2013 and 2012 include impact of items relating to entities retained by Covidien in connection with the Separation.

(4)
Due to the December 31, 2011 tax law expiration, fiscal 2012 includes U.S. Research Credits for only the three months ended December 31, 2011. During fiscal 2013, the legislation was extended, with a retroactive effective date of January 1, 2012. As such, fiscal 2013 includes approximately $2.3 million of credit related to the period January 1, 2012 through September 28, 2012. Due to the December 31, 2013 tax law expiration, fiscal 2014 includes $0.7 million for the period September 28, 2013 through December 31, 2013.

(5)	Includes the impact of nondeductible transaction and separation costs.

As of September 26, 2014, September 27, 2013 and September 28, 2012, the amounts of unrecognized tax benefits for which the Company is legally and directly liable and would be required to remit cash if not sustained were $82.0 million, $100.1 million and $13.4 million, respectively. For periods prior to the Separation, the Company's operations had been included in tax returns filed by Covidien or certain of its subsidiaries not included in the Company's historical combined financial statements. As a result, some federal uncertain tax positions related to the Company's operations resulted in unrecognized tax benefits that are obligations of entities not included in the combined financial statements for periods prior to June 28, 2013. Because the activities that gave rise to these unrecognized tax benefits relate to the Company's operations, the impact of these items (presented in the table below) were charged to the income tax provision through parent company investment, which was a component of parent company equity in the combined balance sheets.
The following table summarizes the activity related to the Company's unrecognized tax benefits, excluding interest:

	2014	2013	2012
Balance at beginning of fiscal year	$100.1	$165.5	$168.4
Unrecognized tax benefits retained by Covidien	—	(153.7)	—
Unrecognized tax benefits transferred from Covidien	—	84.2	—
Additions related to current year tax positions	3.2	3.5	1.3
Additions related to prior period tax positions	30.6	6.6	1.6
Reductions related to prior period tax positions	(33.0)	(4.3)	(1.9)
Settlements	(6.9)	(1.6)	(1.7)
Lapse of statute of limitations	(12.0)	(0.1)	(2.2)
Balance at end of fiscal year	82.0	100.1	165.5
Cash advance paid in connection with proposed settlements	—	—	(23.5)
Balance at end of fiscal year, net of cash advance	$82.0	$100.1	$142.0

During fiscal 2011, Covidien made a $35.1 million advance payment to the U.S. Internal Revenue Service ("IRS") in connection with the proposed settlement of certain tax matters. This payment was comprised of $23.5 million of tax and $11.6 million of interest. This asset was retained by Covidien in connection with the Separation. During fiscal 2014, the Company made a $35.9 million advanced payment to the IRS in connection with the proposed settlement of certain tax matters for 2005 through 2007. This payment was comprised of $27.3 million of tax and $8.6 million of interest. As of September 26, 2014, the 2005 through 2007 U.S. federal tax years were considered to have been effectively settled. Therefore, this advance payment, associated unrecognized tax benefits and interest were moved to Accrued and other current liabilities.
Unrecognized tax benefits, excluding interest, are reported in the following consolidated and combined balance sheet captions in the amount shown:

	September 26, 2014	September 27, 2013
Accrued and other current liabilities	$6.5	$23.4
Other income tax liabilities	70.7	76.7
Deferred income taxes (non-current liability)	4.8	—
	$82.0	$100.1

Included within total unrecognized tax benefits at September 26, 2014, September 27, 2013 and September 28, 2012, were $82.0 million, $96.3 million and $144.3 million, respectively, of unrecognized tax benefits, which if favorably settled would benefit the effective tax rate. The remaining unrecognized tax benefits for each period would be offset by the write-off of related deferred and other tax assets, if recognized. During fiscal 2014, the Company accrued $7.0 million of additional interest and released interest of $24.0 million. During fiscal 2013 and 2012, the Company accrued additional interest of $2.4 million and $1.4 million, respectively. The total amount of accrued interest related to uncertain tax positions was $45.1 million, $62.1 million and $33.9 million, respectively. Of the $33.9 million accrued as of September 28, 2012, $26.0 million was included within parent company investment on the combined balance sheet. This amount was retained by Covidien in connection with the Separation and $51.8 million of accrued interest related to unrecognized tax benefits was transferred to the Company.
It is reasonably possible that within the next twelve months, as a result of the resolution of various federal, state and foreign examinations and appeals and the expiration of various statutes of limitation, that the unrecognized tax benefits could decrease by up to $19.8 million. Interest and penalties could decrease by up to $13.4 million.
Income taxes payable, including uncertain tax positions and related interest accruals, is reported in the following consolidated and combined balance sheet captions in the amounts shown.

	September 26, 2014	September 27, 2013
Accrued and other current liabilities	$17.7	$28.2
Other income tax liabilities	122.6	153.1
	$140.3	$181.3

Other assets includes $14.8 million of tax payments associated with non-current deferred intercompany transactions. Prepaid expenses and other current assets includes a receivable of $60.0 million associated with the Questcor acquisition and tax payments of $3.6 million associated with current deferred intercompany transactions.

	September 26, 2014	September 27, 2013
Other assets	14.8	—
Prepaid expenses and other current assets	76.6	5.4
	$91.4	$5.4

Covidien continues to be examined by various taxing authorities for periods the Company was included within the consolidated results of Covidien. In connection with the Separation, the Company entered into a tax matters agreement ("the Tax Matters Agreement") with Covidien that generally governs Covidien's and Mallinckrodt's respective rights, responsibilities and obligations after the Separation with respect to certain taxes, including, but not limited to, ordinary course of business taxes. For further information on the Tax Matters Agreement, refer to Note 16.
As of September 26, 2014, tax years that remain subject to examination in the Company's major tax jurisdictions are as follows:

Jurisdiction	Earliest Open Year
U.S. - federal and state	1996
Ireland	2009
Netherlands	2013
Switzerland	2012

Deferred income taxes result from temporary differences between the amount of assets and liabilities recognized for financial reporting and tax purposes. The components of the net deferred tax (liability) asset at the end of each fiscal year were as follows:

	September 26, 2014	September 27, 2013
Deferred tax assets:
Accrued liabilities and reserves	$79.1	$35.5
Inventories	22.1	30.5
Tax loss and credit carryforwards	102.0	53.6
Environmental liabilities	29.5	27.3
Rebate reserves	41.1	43.4
Expired product	38.9	18.4
Postretirement benefits	36.3	31.2
Federal and state benefit of uncertain tax positions and interest	29.6	47.1
Deferred intercompany interest	—	19.2
Share-based compensation	28.0	12.3
Other	31.5	25.6
	438.1	344.1
Deferred tax liabilities:
Property, plant and equipment	(110.0)	(160.5)
Intangible assets	(2,176.5)	(113.1)
Installment sale	(93.5)	—
Investment in partnership	(191.3)	(173.6)
	(2,571.3)	(447.2)
Net deferred tax (liability) asset before valuation allowances	(2,133.2)	(103.1)
Valuation allowances	(77.5)	(30.0)
Net deferred tax (liability) asset	$(2,210.7)	$(133.1)

Deferred taxes are reported in the following consolidated and combined balance sheet captions in the amounts shown:

	September 26, 2014	September 27, 2013
Deferred income taxes (current asset)	$165.2	$171.1
Other non-current assets	24.1	7.5
Accrued and other current liabilities	(1.4)	(1.6)
Deferred income taxes (non-current liability)	(2,398.6)	(310.1)
Net deferred tax (liability) asset	$(2,210.7)	$(133.1)

The Company's current deferred tax asset decreased from $171.1 million at September 27, 2013 to $165.2 million at September 26, 2014 primarily due to an increase in deferred tax assets of $21.4 million as a result of the acquisition of Questcor, offset by the Company's utilization of its U.S. federal net operating losses and the utilization of U.S. Research credits. Additionally, the Company's non-current deferred tax liability increased from $310.1 million at September 27, 2013 to $2,398.6 million at September 26, 2014, primarily due to $292.3 million related to the acquisition of Cadence, $1,900.7 million related to the acquisition of Questcor, $20.0 million related to an adjustment to the Company's indefinite lived deferred tax liability on its wholly owned partnership investment resulting from pre-Separation income tax adjustments to Covidien and its predecessor affiliates, $43.3 million of decreases associated with amortization of intangibles, $25.7 million of decreases associated with impairments, and increases to operational deferred tax assets due to normal operating activities.
The acquisition of Cadence resulted in a net deferred tax liability increase of $292.3 million. Significant components of this increase include $487.2 million of deferred tax liability associated with the Ofirmev intangible asset, $197.4 million of deferred tax asset associated with U.S. federal and state net operating losses, $6.4 million of deferred tax assets associated with federal and state tax credits, and a $12.5 million valuation allowance related to the uncertainty of the utilization of certain deferred tax assets. Following the Cadence Acquisition, the Company entered into an internal installment sale transaction that resulted in a decrease of $272.7 million to the deferred tax liability associated with the Ofirmev intangible asset, a $93.6 million increase to the deferred tax liability associated with an installment sale note receivable, and a $182.7 million decrease to the deferred tax asset associated with the U.S. federal and state net operating losses.
The acquisition of Questcor resulted in a net deferred tax liability increase of $1,900.7 million. Significant components of this increase include $1,928.8 million of deferred tax liability associated with the Acthar intangible asset, $10.8 million of deferred tax liability associated with other intangible assets, $16.2 million of deferred tax liability associated with inventory, $34.1 million of deferred tax assets associated with share-based compensation and associated merger cash consideration, and $18.5 million of deferred tax assets associated with accrued royalties.
At September 26, 2014, the Company had approximately $50.6 million of net operating loss carryforwards in certain non-U.S. jurisdictions, of which $41.3 million have no expiration and the remaining $9.3 million will expire in future years through 2024. The Company had $33.1 million of U.S. federal and state net operating loss carryforwards and $3.3 million of primarily U.S. federal capital loss carryforwards at September 26, 2014, which will expire during fiscal 2015 through 2034.
At September 26, 2014 the Company also had $15.9 million of tax credits available to reduce future income taxes payable, primarily in jurisdictions within the U.S., of which $5.2 million have no expiration and the remainder expire during fiscal 2015 through 2029.
The deferred tax asset valuation allowances of $77.5 million and $30.0 million at September 26, 2014 and September 27, 2013, respectively, relate principally to the uncertainty of the utilization of certain deferred tax assets, primarily non-U.S. net operating losses, certain reserves in non-U.S. jurisdictions and realized and unrealized capital losses in the U.S. The Company believes that it will generate sufficient future taxable income to realize the tax benefits related to the remaining net deferred tax assets.
During fiscal 2014, 2013 and 2012, the Company provided for U.S. and non-U.S. income and withholding taxes in the amount of $1.4 million, $0.2 million and $0.4 million, respectively, on earnings that were or are intended to be repatriated. In general, the remaining earnings of the Company's subsidiaries are considered to be permanently reinvested. Income taxes are not provided on undistributed earnings of U.S. and non-U.S. subsidiaries that are either indefinitely reinvested or can be distributed on a tax-free basis. As of September 26, 2014, the cumulative amount of such undistributed earnings was approximately $1.1 billion. It is not practicable to determine the cumulative amount of tax liability that would arise if these earnings were remitted.